Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information combines the historical financial position and results of operations of SmartFinancial, Inc. ("SmartFinancial")  and Capstone Bancshares Inc. ("Capstone"), after giving effect to the merger of Capstone with and into SmartFinancial,  using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying explanatory notes.   Under the acquisition method of accounting, the assets and liabilities of Capstone will be recorded by SmartFinancial  at their respective fair values as of November 1, 2017, the date the merger was completed, and the excess of the merger consideration over the fair value of Capstone's net assets will be allocated to goodwill. The unaudited pro forma condensed combined balance sheet gives effect to the merger as if the merger was consummated on September 30, 2017. The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2017 and for the year ended December 31, 2016 give effect to the merger as if the merger was consummated on January 1, 2017 and January 1, 2016, respectively.

The unaudited pro forma condensed combined financial information should be read together with SmartFinancial's separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2016, included in SmartFinancial's Annual Report on Form 10-K for the year ended December 31, 2016; SmartFinancial's separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2017, included in SmartFinancial's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017; and other information pertaining to SmartFinancial's contained in previous Securities and Exchange Commission ("SEC") filings.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the periods presented. The adjustments included in these unaudited pro forma combined financial statements are preliminary and may be revised. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors. In addition, the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment. The unaudited pro forma condensed combined balance sheet has also been adjusted to reflect the preliminary allocation of the estimated purchase price to net assets acquired.

The final allocation of the purchase price will be determined after completion of thorough analyses to determine the fair value of Capstone's tangible and identifiable intangible assets and liabilities as of the November 1, 2017 acquisition date. Increases or decreases in the estimated fair values of the net assets of Capstone as compared with the information shown in the unaudited pro forma condensed combined financial information may change the amount of the purchase price allocated to goodwill and may impact the statement of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities. Any changes to Capstone's shareholder’s equity including results of operations through the date the merger is completed will also change the purchase price allocation, which may include the recording of goodwill. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein.

Unaudited Proforma Consolidated Balance Sheet
September 30, 2017
(in thousands)

	SmartFinancial	Capstone	Pro Forma Adjustments, Net		Pro Forma Combined
ASSETS
Cash and due from banks	$40,867	$6,278	$(5,825)	a,b	$41,320
Interest-bearing deposits at other financial institutions	24,833	—	—		24,833
Federal funds sold	18,398		—		18,398
Total cash and cash equivalents	84,098	6,278	(5,825)		84,551

Securities available for sale	115,535	52,540	91	c	168,166
Restricted investments, at cost	6,081	1,050	—		7,131
Loans, net of deferred fees	871,679	423,786	(12,007)	d	1,283,458
Allowance for loan losses	(5,393)	(4,221)	4,221	e	(5,393)
Loans, net of allowance for loan losses	866,286	419,565	(7,786)		1,278,065
Bank premises and equipment, net	33,778	12,882	(4,070)	f,g	42,590
Cash surrender value of life insurance	2,888	10,012			12,900
Foreclosed assets	7,414	168	242	g, h	7,824
Goodwill and core deposit intangible, net	11,484	5,666	37,911	i,j,k	55,061
Other assets	8,258	2,888	3,252	l,m	14,398
Total assets	$1,135,822	$511,049	$23,815		$1,670,686

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand deposits	$185,386	$85,566	$—		$270,952
Interest-bearing demand deposits	156,953	13,725	—		170,678
Money market and savings deposits	306,357	190,724	—		497,081
Time deposits	311,490	147,913	1,102	n	460,505
Total deposits	960,187	437,928	1,102		1,399,217

Securities sold under agreement to repurchase	26,542	—	—		26,542
Federal Home Loan Bank advances and other borrowings	6,000	8,988	10,038	a,o	25,026
Accrued expenses and other liabilities	6,505	2,632	5,147	p,q	14,284
Total liabilities	999,234	449,548	16,287		1,465,069

Stockholders' equity:
Preferred stock	—	—	—		—
Common stock	8,243	43	2,865	r,s	11,151
Additional paid-in capital	107,065	43,776	22,346	r,s	173,187
Retained earnings	21,653	17,487	(17,487)	r	21,653
Accumulated other comprehensive loss	(374)	195	(195)	r	(374)
Total stockholders' equity	136,588	61,501	7,529		205,618

Total liabilities and stockholders' equity	$1,135,822	$511,049	$23,816		$1,670,687

See accompanying notes to unaudited pro forma combined consolidated financial information.

Unaudited Proforma Consolidated Income Statement
For the Nine Months Ended September 30, 2017
(in thousands)

	SmartFinancial	Capstone	Pro Forma Adjustments, Net		Pro Forma Combined
INTEREST INCOME
Loans, including fees	$32,449	$14,790	$542	t	$47,781
Securities and interest bearing deposits at other financial institutions	2,093	850	—		2,943
Federal funds sold and other earning assets	237	93	—		330
Total interest income	34,779	15,733	542		51,054

INTEREST EXPENSE
Deposits	3,712	2,100	(592)	u	5,220
Securities sold under agreements to repurchase	47	—	—		47
Federal Home Loan Bank advances and other borrowings	32	73	337	v	442
Total interest expense	3,791	2,173	(255)		5,709
Net interest income before provision for loan losses	30,988	13,560	797		45,345
Provision for loan losses	341	863	—		1,204
Net interest income after provision for loan losses	30,647	12,697	797		44,141

NONINTEREST INCOME
Customer service fees	850	872	—		1,722
Gain on sale of securities	143	—	—		143
Gain on sale of loans and other assets	910	671	—		1,581
Gain (loss) on sale of foreclosed assets	(42)	—	—		(42)
Other noninterest income	1,543	589	—		2,132
Total noninterest income	3,404	2,132	—		5,536

NONINTEREST EXPENSES
Salaries and employee benefits	14,472	6,196	—		20,668
Net occupancy and equipment expense	3,054	1,267	(160)	w	4,161
Depository insurance	316	180	—		496
Foreclosed assets	30	11	—		41
Advertising	471	96	—		567
Data processing	1,292	967	—		2,259
Professional services	1,483	148	—		1,631
Amortization of intangible assets	192	109	235	x,y	536
Service contracts	972	43	—		1,015
Other operating expenses	4,239	1,474	(1,040)	z	4,673
Total noninterest expenses	26,521	10,491	(965)		36,047
Income before income tax expense	7,530	4,338	1,762		13,630
Income tax expense	2,553	1,406	675		4,634
Net income	4,977	2,932	1,087		8,996
Preferred stock dividends	195	—	—		195
Net income available to common stockholders	$4,782	$2,932	$1,087		$8,801

EARNINGS PER COMMON SHARE
Basic	$0.60	$0.69			$0.81
Diluted	$0.59	$0.67			$0.80

Weighted average common shares outstanding
Basic	7,994,661	4,269,557			10,902,755
Diluted	8,086,346	4,346,189			11,059,577
Dividends per common share	—	—			—

See accompanying notes to unaudited pro forma combined consolidated financial information.

Unaudited Proforma Consolidated Income Statement
For the Year Ended December 31, 2016
(in thousands)

	SmartFinancial	Capstone	Pro Forma Adjustments, Net		Pro Forma Combined
INTEREST INCOME
Loans, including fees	$39,764	$17,793	$723	t	$58,280
Securities and interest bearing deposits at other financial institutions	2,554	887	—		3,441
Federal funds sold and other earning assets	247	22	—		269
Total interest income	42,564	18,702	723		61,989

INTEREST EXPENSE
Deposits	4,106	2,206	(789)	u	5,523
Securities sold under agreements to repurchase	65	—	—		65
Federal Home Loan Bank advances and other borrowings	129	133	450	v	712
Total interest expense	4,300	2,339	(339)		6,300
Net interest income before provision for loan losses	38,265	16,363	1,062		55,690
Provision for loan losses	788	1,050	—		1,838
Net interest income after provision for loan losses	37,477	15,313	1,062		53,852

NONINTEREST INCOME
Customer service fees	1,128	1,129	—		2,257
Gain on sale of securities	199	—	—		199
Gain on sale of loans and other assets	948	894	—		1,842
Gain (loss) on sale of foreclosed assets	191	—	—		191
Other noninterest income	1,717	756	—		2,473
Total noninterest income	4,183	2,779	—		6,962

NONINTEREST EXPENSES
Salaries and employee benefits	17,715	7,703	—		25,418
Net occupancy and equipment expense	3,996	1,698	(214)	w	5,480
Depository insurance	606	283	—		889
Foreclosed assets	236	56	—		292
Advertising	616	153	—		769
Data processing	1,893	1,263	—		3,156
Professional services	2,123	271	—		2,394
Amortization of intangible assets	305	147	313	x,y	765
Service contracts	1,154	54	—		1,208
Other operating expenses	3,855	1,036	—		4,891
Total noninterest expenses	32,409	12,664	99		45,172
Income before income tax expense	9,161	5,428	963		15,642
Income tax expense	3,362	1,759	369		5,490
Net income	5,799	3,669	594		10,062
Preferred stock dividends	1,022	—	—		1,022
Net income available to common stockholders	$4,777	$3,669	$594		$9,040

EARNINGS PER COMMON SHARE
Basic	$0.82	$0.86			$1.03
Diluted	$0.78	$0.85			$1.00

Weighted average common shares outstanding
Basic	5,838,574	4,261,248			8,736,998
Diluted	6,118,943	4,337,880			9,082,504
Dividends per common share	—	—			—

See accompanying notes to unaudited pro forma combined consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(all amounts are in thousands, except per share data, unless otherwise indicated)

Note 1 — Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared pursuant to the rules and regulations of the SEC. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading.

Note 2 — Preliminary Unaudited Pro Forma and Acquisition Accounting Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current assumptions and valuations, which are subject to change.

a.	Adjustment reflects cash payments to Capstone shareholders of $15.8 million.

b.	Adjustment reflects a holding company loan of $10.0 million.

c.	Adjustment reflects fair value adjustment of the acquired securities portfolio, the value of which was determined by liquidation within a week of the merger date.

d.
Adjustment to the acquired loan portfolio which includes a fair value component and a credit component.  The estimated fair value adjustment is $3.6 million and the credit adjustment is estimated to be $8.4 million.

e.	Adjustment to allowance for loan losses to reflect the reversal of Capstone's allowance for loan and lease losses.

f.	Adjustment reflects fair value adjustment of the acquired plant, property, and equipment.

g.	Adjustment reflects a reclassification of $448 thousand from plant, property, and equipment to foreclosed assets.

h.	Adjustment reflects fair value adjustment of the acquired foreclosed assets.

i.	Adjustment to reflect the reversal of Capstone's intangible assets.

j.	Adjustment reflects the estimated fair value of the acquired core deposit intangible of $5.5 million.

k.	Adjustment to record the estimated goodwill of $38.0 million as a result of consideration paid in excess of the fair value of net assets acquired.

l.	Adjustment reflects the reversal of Capstone's deferred tax asset and to record the estimated deferred tax asset post-merger.

m.	Adjustment to write off a prepaid asset from Capstone's previous core conversion of $275 thousand.

n.	Adjustment reflects the estimated fair value adjustment to the acquired time deposit portfolio.

o.	Adjustment reflects the fair value adjustment to FHLB borrowings, the value of which was determined by repaying the borrowings within a week of the merger date.

p.	Adjustment to reflect the estimated cost of a change in control liability created by merger.

q.	Adjustment to reflect estimated additional merger costs, after tax, of $4.8 million.

r.	Adjustment to reflect the reversal of Capstone's common equity.

s.	To record the acquisition consideration paid in stock and the fair value of options assumed of $69.9 million.

t.	Adjustment reflects the difference between the recorded interest earned on loans and the estimated incremental income accretion of the acquired loans.

u.	Adjustment reflects the amortization of the premium on acquired time deposits.

v.	Adjustment reflects the interest cost of the holding company loan.

w.	Adjustment reflects the reduction in depreciation due to the lower book value of acquired plant, property, and equipment.

x.	Adjustment reflects the elimination of Capstone's core deposit intangible amortization.

y.	Adjustment reflects the amortization for the core deposit intangible over 13 years.

z.	Adjustment reflects the elimination of historical nonrecurring transaction costs incurred during nine months ended September 30, 2017 that directly related to the Capstone acquisition.

Note 3 — Preliminary Estimated Acquisition Consideration and Allocation

Measurement of the acquisition consideration was based on the estimated fair value of SmartFinanical common stock, which was more clearly evident than the fair value of the net assets acquired. Based on the estimate of value of the shares of SmartFinancial common stock outstanding as of October 31, 2017, the preliminary estimated acquisition consideration is as follows (numbers in thousands, with the exception of per share figures):

Acquisition Price
Capstone common shares outstanding	4,276,726
% Shares to be converted to stock	80%
Shares to be converted into stock (including fractional shares)	3,421,380
Conversion Ratio	0.85
Pro forma shares of SmartFinancial stock	2,908,094
Multiplied by SmartFinancial common stock market price on March 31, 2017	$23.49
Estimated fair value of SmartFinancial common stock issued	68,311
Preliminary fair value estimate of Capstone stock options	1,585
Estimated cash consideration paid	15,826
Total preliminary estimated acquisition consideration	$85,722

The total preliminary acquisition consideration has been allocated to Capstone tangible and intangible assets and liabilities as of November 1, 2017, based on their preliminary estimated fair values as follows:

	Allocation of Acquisition Consideration
Total preliminary estimated acquisition consideration		$85,722
Fair value of assets assumed
Cash and cash equivalents	$6,278
Investment securities available for sale	52,631
Restricted investments	1,050
Loans	411,779
Bank premises and equipment	8,813
Bank owned life insurance	10,012
Other real estate owned	410
Deferred tax asset	5,273
Other assets	867
Core deposits intangibles	5,530
Total fair value of assets acquired	502,643

Fair value of liabilities assumed
Deposits	(439,030)
FHLB advances and other borrowings	(9,026)
Payables and other liabilities	(6,912)
Total fair value of liabilities assumed	$(454,968)
Net assets acquired	47,675	$47,675
Excess of cost over fair value of net assets acquired-goodwill		$38,047